Prospectus Supplement                                        204924 6/03
dated June 16, 2003 to:

Putnam New York Tax Exempt Income Fund (the "Income Fund")
Putnam New York Tax Exempt Opportunities Fund (the "Opportunities Fund") Putnam New York Tax Exempt Money Market Fund (the "Money Market Fund") Prospectus dated March 30, 2003

1. The Trustees of the Income Fund and the Opportunities Fund have approved in principle the merger of the Opportunities Fund into the
Income Fund.   Information about the Income Fund is contained in the
attached prospectus. Completion of the merger is subject to a number of conditions, including final approval by each fund's Trustees and approval by the shareholders of the Opportunities Fund.

2. The Trustees of the Money Market Fund have approved the termination of the Money Market Fund. The effective date of the termination will be August 22, 2003, or as soon thereafter as is practicable. Any assets of the Money Market Fund remaining on such date after all charges, taxes, expenses and liabilities of the fund have been paid or provided for will be reduced to distributable form and distributed to the remaining shareholders of the fund on such date in liquidation of their shares of the fund. In order to preserve the ability of any shareholders of the Money Market Fund remaining on the termination date to continue to earn dividends that are exempt from federal income tax (though not New York State or City personal income tax), it is expected that the assets of the Money Market Fund will, immediately prior to the close of business on the termination date, be invested in shares of Putnam Tax Exempt Money Market Fund, which will be distributed to any remaining shareholders of the Money Market Fund. For information regarding Putnam Tax Exempt Money Market Fund, please call 1-800-225-1581. You can redeem your shares of the Money Market Fund at any time prior to the liquidation date and receive the net asset value of your shares as described in the Money Market Fund's prospectus. You may also exchange your shares of the Money Market Fund at net asset value for class A shares of the Putnam Tax Exempt Money Market Fund. You should consult your tax adviser regarding the tax treatment applicable to the liquidation of the Money Market Fund's shares for federal income tax purposes, as well as possible state and local tax consequences.

The Money Market Fund does not expect to accept investments after July
1, 2003.

3. For the Income Fund only, the following replaces the fourth sentence in the first paragraph under the heading "What are each fund's main investment strategies and related risks? - Credit risk - Income Fund and Opportunities Fund":

We may invest up to 10% of the Income Fund's total assets in securities that are rated B or its equivalent by a rating agency, or that are unrated securities we believe are of comparable quality.